                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                   FORM 8-A/A
                                 AMENDMENT NO. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            INTRANET SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




                Minnesota                                  41-1652566
----------------------------------------        -------------------------------
(State of incorporation or organization)              (I.R.S. Employer
                                                     Identification No.)

           8091 Wallace Road
         Eden Prairie, Minnesota                             55344
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)




         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

         Securities to be registered pursuant to Section 12(b) of the Act:
                                      None


         Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
                       ----------------------------------
                                (Title of Class)

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


                  The description of the Common Stock registered hereunder as set forth under the caption "Description of Securities-Capital Stock" at page 54 of the form of Prospectus filed by the Registrant pursuant to Rule 424(b) (File No. 333-77389) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on June 4, 1999, is incorporated herein by reference.

ITEM 2.           EXHIBITS.

     Exhibit      Description
     -------      -----------

         4.1      Amended and Restated Articles of Incorporation(1)

         4.2 Articles of Amendment to Articles of Incorporation, as dated June 20, 1997(2)

         4.3      Amended and Restated Bylaws(3)

------------------------------
(1) Incorporated by reference to the Exhibit 3.1 filed as part of the Company's Registration Statement on Form SB-2, File No. 333-14175.

(2) Incorporated by reference to Exhibit 3.3 filed as part of the Company's Annual Report on Form 10-KSB for the year ended March 31, 1997, File No. 0-19817.

(3) Incorporated by reference to Exhibit A filed as part of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 22, 1997, File No. 0-19817.

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereto duly authorized.

                              INTRANET SOLUTIONS, INC.



Dated: November 12, 1999      By /s/ Robert F. Olson
                                 -----------------------------------------------
                                 Robert F. Olson
                                 Chairman of the Board of Directors, President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit                                     Description                                    Method of Filing
-------                                     -----------                                    ----------------
4.1         Amended and Restated Articles of Incorporation (1)..........................  Incorporated by
                                                                                          Reference
4.2         Articles of Amendment to Articles of Incorporation,
            as dated June 20, 1997(2)...................................................  Incorporated by
                                                                                          Reference

4.3         Amended and Restated Bylaws(3)..............................................  Incorporated by
                                                                                          Reference

------------------------------
(1) Incorporated by reference to the Exhibit 3.1 filed as part of the Company's Registration Statement on Form SB-2, File No. 333-14175.

(2) Incorporated by reference to Exhibit 3.3 filed as part of the Company's Annual Report on Form 10-KSB for the year ended March 31, 1997, File No. 0-19817.

(3) Incorporated by reference to Exhibit A filed as part of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 22, 1997, File No. 0-19817.